UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 7, 2006
NACCO Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9172	34-1505819

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 Landerbrook Drive
Cleveland, Ohio		44124-4017

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (440) 449-9600

N/A

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1 Amend. 2 to Exec. Long Term Comp Plan
EX-10.2 Amend 2 to Supp. Annual Incentive Comp Plan
EX-10.3 Amend 2 to Non-Employee Dir Equity Comp Plan
EX-10.4 Hamilton Beach/Proctor Silex Comp Plan
EX-10.5 Amend 1 to Hamilton Beach/Proctor Silex Comp Plan
EX-10.6 Hamilton Beach/Proctor Silex Comp Plan
EX-10.7 Nacco Materials Handling Group Comp Plan
EX-10.8 Amend 1 to Nacco Materials Handling Grp Comp Plan
EX-10.9 Nacco Materials Handling Group Long Term Comp Plan
EX-10.10 Kitchen Collection Long Term Incent Comp Plan
EX-10.11 North Amer Coal Corp Value Apprec Plan 2000-2009
EX-10.12 Retirement Benefit Plan for Alfred M. Rankin, Jr.
EX-10.13 Nacco Industries Unfunded Benefit Plan
EX-10.14 Hamilton Beach/Proctor Silex Unfunded Benefit Plan
EX-10.15 Nacco Materials Handling Group Unfunded Benefit Plan
EX-10.16 Kitchen Collection Deferred Comp Plan for Mngmnt
EX-10.17 N. Amer. Coal Corp Deferred Comp Plan for Mngmt Emp
EX-10.18 Nacco Materials Handling Grp Excess Pension Plan
EX-10.19 N. Amer. Coal Corp Supplemental Ret. Benefit Plan

Item 1.01 Entry into Material Definitive Agreements.
     On February 7, 2006, NACCO Industries, Inc. (“NACCO”) adopted Amendment No. 2 to the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (As Amended and Restated Effective as of January 1, 2001) and Amendment No. 2 to the NACCO Industries, Inc. Supplemental Annual Incentive Compensation Plan (As Amended and Restated Effective as of January 1, 2001) (collectively, the “Subsidiary Compensation Plans”).
     Also on February 7, 2006, (1) Hamilton Beach/Proctor-Silex, Inc.(“HB/PS”), a wholly owned subsidiary of NACCO, adopted (i) the Hamilton Beach/Proctor-Silex, Inc. Senior Executive Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2005) (the “HB/PS 2005 Senior LTIP”), (ii) Amendment No. 1 to the HB/PS 2005 Senior LTIP, and (iii) the Hamilton Beach/Proctor-Silex, Inc. Long-Term Incentive Compensation Plan (As Amended and Restated Effective as of January 1, 2005); (2) NACCO Materials Handling Group, Inc. (“NMHG”), an indirect wholly owned subsidiary of NACCO, adopted (i) the NACCO Materials Handling Group, Inc. Senior Executive Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2005) (the “NMHG 2005 Senior LTIP”), (ii) Amendment No. 1 to the NMHG 2005 Senior LTIP and (iii) the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2005); (3) The Kitchen Collection, Inc. (“KCI”), a wholly-owned subsidiary of NACCO, adopted The Kitchen Collection, Inc. Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2005); and (4) The North American Coal Corporation (“NA Coal”), a wholly-owned subsidiary of NACCO, adopted The North American Coal Corporation Value Appreciation Plan For Years 2000 to 2009 (As Amended and Restated as of January 1, 2005) (collectively, the “Subsidiary LTIP Plans”).
     Also on February 7, 2006, (1) NACCO adopted (i) the Retirement Benefit Plan for Alfred M. Rankin, Jr. (As Amended and Restated as of January 1, 2005) and (ii) the NACCO Industries, Inc. Unfunded Benefit Plan (As Amended and Restated as of January 1, 2005); (2) HB/PS adopted the Hamilton Beach/Proctor-Silex, Inc. Unfunded Benefit Plan (As Amended and Restated Effective as of January 1, 2005); (3) NMHG adopted the NACCO Materials Handling Group, Inc. Unfunded Benefit Plan (As Amended and Restated as of January 1, 2005); (4) KCI adopted The Kitchen Collection, Inc. Deferred Compensation Plan for Management Employees (As Amended and Restated as of January 1, 2005); and (5) NA Coal adopted The North American Coal Corporation Deferred Compensation Plan for Management Employees (As Amended and Restated as of January 1, 2005) (collectively, the “Excess Defined Contribution Plans”).
     Also on February 7, 2006, (1) NMHG adopted the NACCO Materials Handling Group, Inc. Excess Pension Plan for UK Transferees (As Amended and Restated as of January 1, 2005) and (2) NA Coal adopted The North American Coal Corporation Supplemental Retirement Benefit Plan (As Amended and Restated as of January 1, 2005) (collectively, the “Excess Pension Plans”).

     On February 8, 2006, NACCO adopted Amendment No. 2 to the NACCO Industries, Inc. Non-Employee Directors’ Equity Compensation Plan (together with the Subsidiary Compensation Plans, the “NACCO Compensation Plans”)
     The American Jobs Creation Act of 2004 (the “Jobs Act”) added a new Section 409A to the Internal Revenue Code that changed the rules regarding the governance, administration and taxation of deferred compensation benefits. HB/PS, NMHG, NA Coal, KCI (collectively, the “Subsidiaries”) and NACCO adopted certain amendments to their deferred compensation plans in late 2004 based on initial guidance from the Internal Revenue Service interpreting provisions of the Jobs Act. In late 2005, the Internal Revenue Service issued additional guidance with respect to the Jobs Act (the “Guidance”).
     Based on this Guidance, NACCO has determined that the NACCO Compensation Plans are exempt from the requirements of the Jobs Act. The amendments to the NACCO Compensation Plans specifically require that all payments under the NACCO Compensation Plans be made within two and one-half months after the end of the calendar year, in order to come within the short-term deferral exception of the Jobs Act.
     Based on this Guidance, NACCO and the Subsidiaries have also determined that all or specified portions of the Subsidiary LTIP Plans, the Excess Defined Contribution Plans and the Excess Pension Plans (collectively, the “Deferred Compensation Plans”) are subject to the requirements of the Jobs Act. The restatements of the Deferred Compensation Plans implement changes permitted under the Guidance, including (i) dividing the pre-2005 and post-2004 benefits; (ii) changing the timing of deferral and payment elections for post-2004 benefits and (iii) placing restrictions on the time and form of payment of post-2004 benefits. The intent of the restatements is to retain the “grandfathered status” under Section 409A of the Internal Revenue Code for pre-2005 benefits under the Deferred Compensation Plans and comply with the requirements of Section 409A of the Internal Revenue Code for post-2004 benefits (to the extent applicable).
     The restatements of the Deferred Compensation Plans also contain other substantive, administrative and technical changes including, without limitation, (i) designating certain committees as plan administrators; (ii) clarifying or expanding the use of administrator discretion and (iii) changing permitted beneficiary designations and death benefits.
     NMHG and HB/PS also decided to freeze their current senior long-term incentive compensation plans. Amendment No. 1 to the NMHG 2005 Senior LTIP and Amendment No. 1 to the HB/PS 2005 LTIP freeze the plans as of December 31, 2005, with the final awards to be granted thereunder to be effective on January 1, 2006. While no new awards will be granted under the plans, outstanding awards will continue to be subjected to the terms of the plans.
     The amendments to the NACCO Compensation Plans and the restatements of the Deferred Compensation Plans are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12, 10.13, 10.14, 10.15, 10.16, 10.17, 10.18 and 10.19 and are hereby incorporated herein by reference. The foregoing summary of the amendments to the NACCO Compensation Plans and the restatements of the

Deferred Compensation Plans is qualified in its entirety by reference to the full text of the applicable amendments and restatements, which are attached hereto as exhibits.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Amendment No. 2 to the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (As Amended and Restated Effective as of January 1, 2001)

10.2	Amendment No. 2 to the NACCO Industries, Inc. Supplemental Annual Incentive Compensation Plan (As Amended and Restated Effective as of January 1, 2001)

10.3	Amendment No. 2 to the NACCO Industries, Inc. Non-Employee Directors’ Equity Compensation Plan

10.4	The Hamilton Beach/Proctor-Silex, Inc. Senior Executive Long-Term Incentive Compensation Plan (As Amended and Restated Effective as of January 1, 2005)

10.5	Amendment No. 1 to The Hamilton Beach/Proctor-Silex, Inc. Senior Executive Long-Term Incentive Compensation Plan (As Amended and Restated Effective as of January 1, 2005)

10.6	The Hamilton Beach/Proctor-Silex, Inc. Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2005)

10.7	The NACCO Materials Handling Group, Inc. Senior Executive Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2005)

10.8	Amendment No. 1 to The NACCO Materials Handling Group, Inc. Senior Executive Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2005)

10.9	The NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2005)

10.10	The Kitchen Collection, Inc. Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2005)

Exhibit No.	Exhibit Description

10.11	The North American Coal Corporation Value Appreciation Plan For Years 2000 to 2009 (As Amended and Restated as of January 1, 2005)

10.12	The Retirement Benefit Plan for Alfred M. Rankin, Jr. (As Amended and Restated as of January 1, 2005)

10.13	The NACCO Industries, Inc. Unfunded Benefit Plan (As Amended and Restated as of January 1, 2005)

10.14	The Hamilton Beach/Proctor-Silex, Inc. Unfunded Benefit Plan (As Amended and Restated Effective as of January 1, 2005)

10.15	The NACCO Materials Handling Group, Inc. Unfunded Benefit Plan (As Amended and Restated as of January 1, 2005)

10.16	The Kitchen Collection, Inc. Deferred Compensation Plan for Management Employees (As Amended and Restated as of January 1, 2005)

10.17	The North American Coal Corporation Deferred Compensation Plan for Management Employees (As Amended and Restated as of January 1, 2005)

10.18	NACCO Materials Handling Group, Inc. Excess Pension Plan for UK Transferees (As Amended and Restated as of January 1, 2005)

10.19	The North American Coal Corporation Supplemental Retirement Benefit Plan (As Amended and Restated as of January 1, 2005)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NACCO INDUSTRIES, INC.

By:	/s/ Charles A. Bittenbender

Name:	Charles A. Bittenbender
Title:	Vice President, General Counsel and Secretary
Date: February 9, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Amendment No. 2 to the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (As Amended and Restated Effective as of January 1, 2001)

10.2	Amendment No. 2 to the NACCO Industries, Inc. Supplemental Annual Incentive Compensation Plan (As Amended and Restated Effective as of January 1, 2001)

10.3	Amendment No. 2 to the NACCO Industries, Inc. Non-Employee Directors’ Equity Compensation Plan

10.4	The Hamilton Beach/Proctor-Silex, Inc. Senior Executive Long-Term Incentive Compensation Plan (As Amended and Restated Effective as of January 1, 2005)

10.5	Amendment No. 1 to The Hamilton Beach/Proctor-Silex, Inc. Senior Executive Long-Term Incentive Compensation Plan (As Amended and Restated Effective as of January 1, 2005)

10.6	The Hamilton Beach/Proctor-Silex, Inc. Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2005)

10.7	The NACCO Materials Handling Group, Inc. Senior Executive Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2005)

10.8	Amendment No. 1 to The NACCO Materials Handling Group, Inc. Senior Executive Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2005)

10.9	The NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2005)

10.10	The Kitchen Collection, Inc. Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2005)

10.11	The North American Coal Corporation Value Appreciation Plan For Years 2000 to 2009 (As Amended and Restated as of January 1, 2005)

Exhibit No.	Exhibit Description

10.12	The Retirement Benefit Plan for Alfred M. Rankin, Jr. (As Amended and Restated as of January 1, 2005)

10.13	The NACCO Industries, Inc. Unfunded Benefit Plan (As Amended and Restated as of January 1, 2005)

10.14	The Hamilton Beach/Proctor-Silex, Inc. Unfunded Benefit Plan (As Amended and Restated Effective as of January 1, 2005)

10.15	The NACCO Materials Handling Group, Inc. Unfunded Benefit Plan (As Amended and Restated as of January 1, 2005)

10.16	The Kitchen Collection, Inc. Deferred Compensation Plan for Management Employees (As Amended and Restated as of January 1, 2005)

10.17	The North American Coal Corporation Deferred Compensation Plan for Management Employees (As Amended and Restated as of January 1, 2005)

10.18	NACCO Materials Handling Group, Inc. Excess Pension Plan for UK Transferees (As Amended and Restated as of January 1, 2005)

10.19	The North American Coal Corporation Supplemental Retirement Benefit Plan (As Amended and Restated as of January 1, 2005)